NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2010

Effective January 1, 2011, Nuveen Asset Management, the fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the fund’s sub-adviser, and the fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the fund from the fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Paul L. Brennan has been named portfolio manager of the fund, succeeding Cathryn Steeves, who is no longer portfolio manager of the fund.

Mr. Brennan, CFA, CPA, is a Senior Vice President at Nuveen Asset Management, LLC. He became a portfolio manager at Flagship Financial Inc. in 1994, and subsequently became a portfolio manager at the firm upon the acquisition of Flagship by Nuveen Investments, Inc. in 1997. He manages investments for 14 Nuveen-sponsored investment companies with a total of approximately $14.9 billion under management.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-PA-0111P